                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 28, 2000


                             AIMCO Properties, L.P.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MARYLAND                        0-24497                 84-1275621
----------------------------          -------------        ---------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
    of incorporation or                File Number)          Identification No.)
     organization)


           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
  -----------------------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code    (303) 757-8101


                                 NOT APPLICABLE
              -----------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         On June 28, 2000, Apartment Investment and Management Company ("AIMCO") and AIMCO Properties, L.P., the operating partnership for AIMCO, entered into an Acquisition Agreement with the principals of Oxford Realty Financial Group pursuant to which AIMCO will acquire for $301 million all the stock and other interests (not currently owned by AIMCO) held by officers and directors in the Oxford entities which own and control the Oxford properties. For further information, see the Press Release filed as Exhibit 99.1 hereto, which is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                     The following exhibits are filed with this report:

         Number   Description

         99.1 Press Release of Apartment Investment and Management Company, dated June 28, 2000. (Exhibit 99.1 to Apartment Investment and Management Company's Current Report on Form 8-K, dated June 28, 2000, is incorporated herein by this reference.)

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 28, 2000

                                             AIMCO PROPERTIES, L.P.

                                             By: AIMCO-GP, Inc.
                                             its General Partner

                                             By: /s/ Paul J. McAuliffe
                                                 -----------------------------
                                                  Paul J. McAuliffe
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


          EXHIBIT NO.                           DESCRIPTION
          -----------                           -----------

             99.1                   Press Release of Apartment Investment and
                                    Management Company, dated June 28, 2000.
                                    (Exhibit 99.1 to Apartment Investment and
                                    Management Company's Current Report on Form
                                    8-K, dated June 28, 2000, is incorporated herein by this reference.)